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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 12, 1999
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                              West Penn Funding LLC
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            333-79619                                 25-1843349
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    (Commission File Number)               (IRS Employer Identification No.)

2325B-2 Renaissance Drive, Las Vegas, Nevada               89119
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(Address of principal executive offices)                   (Zip Code)

                                 (702) 895-6752
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                         (Registrant's Telephone Number)


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Item 5.  Other Events.

       The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-79619). Pursuant to a base prospectus, dated November 3, 1999, and a prospectus supplement, dated November 3, 1999, the Registrant plans to issue approximately $600,000,000 in aggregate principal amount of its Transition Bonds, Series 1999-A, on or about November 16, 1999. In connection with this transaction, the Registrant received the opinion attached hereto as an exhibit.

Item 7.  Exhibits

       5.2. Opinion of Cravath, Swaine & Moore relating to the legality of the Transition Bonds.




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                                   SIGNATURES



       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WEST PENN FUNDING LLC

Date:  November 12, 1999                    By:  /s/ Kristine Eppes
                                            Name:  Kristine Eppes
                                            Title: Vice President and Assistant
                                                   Secretary


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                                  EXHIBIT INDEX



Exhibit            Description
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5.2                Opinion of Cravath, Swaine & Moore relating to the legality of the Transition Bonds.